SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange Act of 1934
                            (Amendment No. _______ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential for use by Commission only
              (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Materials Pursuant to SS.240.14a-12


                        POLYMER RESEARCH CORP. OF AMERICA
            --------------------------------------------------------
                 Name of Registrant as Specified in its Charter


            --------------------------------------------------------
         Name of Person Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

5)                Total fee paid:
 ------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
------------------------------------------------------------

2)       Form, Schedule or Registration Statement No.:
------------------------------------------------------------

3)       Filing Party:
------------------------------------------------------------
4)       Date Filed:
------------------------------------------------------------

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 Mill Avenue
                            Brooklyn, New York 11234

                                                                  April 25, 2001


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2001


To the Shareholders of POLYMER RESEARCH CORP. OF AMERICA:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Polymer Research Corp. of America ("Polymer") will be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 25, 2001, at 10:00 A.M. for the following purposes, all as more fully set forth in the attached proxy statement:

                    1. To elect eight (8) directors of Polymer; and

                    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on April 24, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

           Pursuant to Article 2A of Polymer's Bylaws, any nominations for directors must be made in writing and received by the Secretary of the Corporation at least 21 days prior to the Meeting. Such nominations, if any, must set forth:

                    (i) the name, age, business address, and if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee and
                    (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

                YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN
                 THE ENCLOSED PROXY STATEMENT WHETHER OR NOT YOU
                   INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                       By Order of the Board of Directors

                         -------------------------------
                             Anna Dichter, Secretary

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 MILL AVENUE
                            BROOKLYN, NEW YORK 11234

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2001


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Polymer Research Corp. of America, a New York corporation ("Polymer"), of proxies to be voted at the Annual Meeting of Shareholders to be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 25, 2001, at 10:00 A.M., local time, and at any adjournment thereof (the "Meeting"). This proxy statement will be mailed to shareholders on or about April 25, 2001.

         The purpose of the Meeting is to: (i) elect eight (8) directors of Polymer; and (ii) consider such other business that may properly come before the Meeting.

         Any shareholder giving a proxy has the power to revoke it by giving notice to Polymer in writing, or at the Meeting before any vote is taken. The shares represented by the enclosed proxy will be voted as directed if it is properly signed and received by Polymer prior to the time of the Meeting. If no direction is given in the proxy, it will be voted in favor of nominees named in this Proxy Statement. If for any unforeseen reason any of the nominees named in this Proxy Statement is not available as a candidate for director, the persons named as proxy holders will vote the proxy for such other candidate or candidates as may be nominated by the Board of Directors.

                           OUTSTANDING SECURITIES AND
                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The shareholders of record of Polymer's Common Shares at the close of business on the record date, April 24, 2001, are entitled to vote on matters to come before the Meeting. On that date, there were 1,926,012 issued and outstanding Common Shares. As provided in the Certificate of Incorporation, each Common Share is entitled to one vote. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         The following table sets forth certain information, as of April 24, 2001 with respect to each person known to Polymer to be the beneficial owner of more than 5% of Polymer's Common Shares and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

         NAME AND ADDRESS            AMOUNT                   PERCENTAGE
         BENEFICIAL OWNER         BENEFICIALLY OWNED           OF CLASS

         Carl Horowitz                698,593(1)                 36.3%(1)
         2719 Whitman Drive
         Brooklyn, NY 11234

         Irene Horowitz               412,548(1)                 21.4%(1)
         2719 Whitman Drive
         Brooklyn, NY 11234

         First Wilshire Securities    198,826                    10.3%
         Management Corp
         600 South Lake Street
         Pasadena, CA 91106 (2)

         All Officers and             960,563                    49.9%
         Directors as a Group
         (10 persons)

---------------

     (1) Includes for each of Carl and Irene Horowitz 228,569 shares owned jointly by them, but excludes shares owned individually by the other.

     (2) As set forth in the Schedule 13G filed in September 1998, as adjusted for subsequent stock dividends.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid for services rendered during the year ended December 31, 2000 and for the two prior years to the chief executive officer of Polymer and each executive officer whose aggregate cash compensation exceeded $100,000 for the year ended December 31, 2000.


                           SUMMARY COMPENSATION TABLE
                                                                                                         Long Term
                                                                                                       Compensation
                                                                                                       ------------

         Name and
         Principal                                                                 Other Annual             Restricted
         Position               Year           Salary                Bonus         Compensation(1)(2)       Stock Awards
         --------               ----           ------                -----         ------------             ------------
         Carl Horowitz          2000         $180,440           $        0        $       0                $53,125
         Chief Executive        1999          174,414                    0           12,812                 50,000
         Officer, President     1998          170,000                    0           13,233                      0



         Irene Horowitz         2000          141,388                    0                0                 53,125
         Senior Vice President  1999          164,873                    0                0                 50,000
                                1998          180,703                    0                0                      0


         John M. Ryan           2000          247,178                    0                0                      0
         Executive Vice         1999          272,486                    0                0                 20,000
         President              1998          276,984               12,324                0                      0



         Mohan Sanduja          2000          128,180                   0                 0                      0
         Vice President         1999          126,897                   0                 0                      0
                                1998          125,367               1,500                 0                      0

_______________

     (1) Represents life insurance premium for policy of which Dr. Horowitz has the right to designate beneficiary.

     (2) The above table does not include any amount for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

           Directors who are not employees of Polymer receive a fee of $500 for each regular meeting of the Board of Directors that they attend. Polymer has no committees of directors except for an audit committee. See "Report of Audit Committee" below. The Board of Directors met one time during 2000 and acted by unanimous written consent one time. No director other than Boris Jody and Alice Barton attended less than 75% of the total number of meetings of the Board and Committee on which he or she served.

                             EMPLOYMENT AGREEMENTS

         On May 17, 1998, the Company amended Mr. Horowitz's employment agreement to extend it through May 16, 2003. Mr. Horowitz's base salary under the new agreement was $170,000 for 1998 with annual increases of $10,000 thereafter until December 31, 2002. In the final period of the agreement (January 1, 2003 through May 16, 2003) Mr. Horowitz will receive salary at the annual rate of $240,000.

         On July 26, 1994 the Company entered into retirement agreements with the Company's President and Senior Vice President. Upon retirement, the agreements set a compensation rate of 60% of the average annual compensation for the five preceding years, payable for the remainder of the individuals' life. In addition the Company is to maintain the individuals' medical benefits.

                                     OPTIONS

         Polymer did not grant any stock options to the named officers during 2000. No named officer exercised any options or at the end of the year held any options to purchase Common Shares of Polymer.

                              ELECTION OF DIRECTORS

         There are eight (8) directors to be elected. Those nominees receiving a plurality of the votes cast will be elected. It is intended that proxies received in response to this solicitation will be voted in favor of the election of the eight persons named in the following table to be directors of Polymer to hold office until the next annual meeting of the shareholders. The Board of Directors recommends a vote FOR election of the nominated slate of directors.

         The following table states the names of the nominees, their age, the present and former occupation of each nominee and the number of shares of Polymer owned by each nominee as of the record date. All are currently directors of Polymer who hold office until the Meeting and until their successors are elected and qualified.

                                                                             Number of Shares
                                                                                of Company                 Percentage of Shares
Name                                        Occupation                      Beneficially Owned                  Outstanding
----                                        ----------                      ------------------                  -----------

Carl Horowitz                  President, Chairman of the Board of              698,593(1)                         36.3%
                               Directors and a Director of Polymer
                               since its inception in 1963. Mr.
                               Horowitz is 77 years old.

Irene Horowitz                 Mrs. Horowitz is Senior Vice                     412,548(1)                         21.4%
                               President and Manager of New
                               Technology of Polymer. Mrs.
                               Horowitz has been a Director of
                               Polymer since 1977.  Mrs. Horowitz
                               is 77 years old.



                                       5


John Ryan                      Mr. Ryan has been employed by                     49,069                            2.5%
                               Polymer since 1981. In 1985, Mr.
                               Ryan became Executive
                               Vice-President-Corporate Research
                               of Polymer. Mr. Ryan has been a
                               Director since 1985. Mr. Ryan is
                               45 years old.

Boris Jody                     Mr. Jody was employed by the                         -0-                              --
                               Standard Motors Corporation from
                               1952 until his retirement in 1991.
                               His last position was as Assistant
                               Executive Vice-President. Mr. Jody
                               has been a Director since 1985.
                               Mr. Jody is 82 years old. Mr. Jody
                               is a member of the Audit
                               Committee.

Mohan Sanduja                  Dr. Sanduja received his Ph.D in                   1,000                            0.1%
                               chemistry from Queens University,
                               Ontario, Canada in 1972. From
                               1979-1982, Dr. Sanduja was
                               Assistant Director of Research at
                               Polymer. Since 1982, Dr. Sanduja
                               has been Polymer's Director of
                               Research. Dr. Sanduja has been a
                               Vice President-Research and a
                               Director since 1987. Dr. Sanduja
                               is 65 years old.

Alice Barton                   Ms. Barton was first employed by                  21,602                            1.1%
                               Polymer in 1980. From 1993 to
                               1996, she was Senior Vice
                               President-R&D Marketing; from 1982
                               to 1993, she was Vice President-R&D
                               Marketing. In 1998, Ms. Barton
                               rejoined Polymer as Vice President,
                               West Coast Operations. Ms. Barton
                               has been a Director since 1987.
                               Ms. Barton is 40 years old.

Jaschsa J. Gurevitz            Retired since 1990. For more than                      0                               -
                               five years prior thereto, manager
                               of New York Office of Central News
                               Agency of Johannesburg South
                               Africa. Mr. Gurevitz has been a
                               Director since 2000. Mr. Gurevitz
                               is 82 years old. Mr. Gurevitz is a
                               member of the Audit Committee.




                                       6



Terry J. Wolfgang              Mrs. Wolfgang was employed by                      3,700                            0.2%
                               Polymer from 1981 through April,
                               1989. From 1986 through April, 10,
                               1989, she was Vice President of
                               Contracts. Mrs. Wolfgang is an
                               attorney practicing law in New York
                               City since 1989. Mrs. Wolfgang has
                               been a Director since 1989. Mrs.
                               Wolfgang is 38 years old.
--------------

     (1) Includes for each of Carl and Irene Horowitz 228,569 shares owned jointly by them.

         Carl and Irene Horowitz are husband and wife and are the parents of Alice Barton and Terry Wolfgang. Each disclaims beneficial ownership of shares owned by the others.

OFFICERS

         In addition to the directors listed above, Polymer has three officers. Information concerning those individuals is set forth below:

Name                              Age              No. of Shares
----                              ---              -------------

Anna Dichter                      84                   1,470
Clare Chamow                      64                     400
Harriet Finger                    57                     420

         Anna Dichter joined Polymer in 1968 as Controller. She was elected Secretary/Treasurer of Polymer in 1977. Mrs. Dichter, who devotes her full time and efforts to the affairs of Polymer, is in charge of maintaining Polymer's books on a day-to-day basis. She is the sister of Irene Horowitz.

         Clare Chamow joined Polymer in 1982. She became a Vice President in March of 1996 and is responsible for office management.

         Harriet Finger joined Polymer in 1991 as a bookkeeper. She was later made controller and devotes full time to overseeing the day to day finances of Polymer.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board is responsible for recommending the appointment of the Company's independent accountants, reviewing the plan and results of the yearly audit by the independent accountants, reviewing the Company's system of internal controls and procedures and where necessary, investigating matters relating to the audit functions. The Board adopted a written charter for the Audit Committee on June 2, 2000, which is attached to this proxy statement as Appendix A. The Audit Committee did not meet during 2000.

         The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2000 and discussed such statements with management and the Company's independent auditors, Goldstein & Ganz, P.C. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Audit Committee has discussed with Goldstein & Ganz, P.C. the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

         The Audit Committee received from Goldstein & Ganz, P.C. the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee ratified the determination that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                                               Submitted by the Audit Committee:

                                               Jaschsa Gurevitz
                                               Boris Jody

                          AUDIT COMMITTEE INDEPENDENCE

         Each member of the Audit Committee is independent under the definition of independence under the NASDAQ Listing Standards.

                             AUDIT AND RELATED FEES

AUDIT FEES. The Company agreed to pay $15,000 to Goldstein & Ganz, P.C., its independent auditors, for professional services rendered for the audit of the Company's 2000 financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid by the Company to Goldstein & Ganz, P.C. for financial information system design and implementation for 2000.

ALL OTHER FEES. The Company paid no fees to Goldstein & Ganz, P.C. for services other than those described above.

         Since Goldstein & Ganz, P.C. provided no services other than services in connection with the audit of the Company's financial statements, the Audit Committee did not consider whether the provision of the non-audit services was compatible with maintaining Goldstein & Ganz, P.C. independence.


                    POLYMER'S INDEPENDENT PUBLIC ACCOUNTANTS

         Goldstein & Ganz, P.C. has been appointed Polymer's independent public accountants for fiscal 2001. A representative of Goldstein & Ganz, P.C. is expected to be present at the 2001 Annual Meeting of Stockholders, and will be available to answer appropriate questions, and will have an opportunity to make a statement if such representative should desire.

         On February 26, 2001, Polymer engaged Goldstein & Ganz, P.C. as the principal accountants to audit Polymer's financial statements for the fiscal year ending December 31, 2000. The decision to change accountants was approved by the Board of Directors of Polymer. Polymer's previous certifying accountant was Castellano Korenberg & Co.

         The Report of Castellano Korenberg & Co. on the financial statements of Polymer for 1998 and 1999 fiscal years did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Castellano Korenberg & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the 1998 and 1999 fiscal years which, if not resolved to Castellano Korenberg & Co.'s satisfaction, would have caused Castellano Korenberg & Co. to make reference to the subject matter of the disagreement(s) in connection with its Reports.

         Prior to its engagement as Polymer's independent accountant, Goldstein & Ganz, P.C. had not been consulted by Polymer either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Polymer's financial statements.

         Each of Goldstein & Ganz, P.C. and Castellano Korenberg & Co. has informed Polymer that it does not believe the statements made in this Proxy Statement by Polymer with respect to the change in accountants is incorrect or incomplete.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of Polymer's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of Polymer's securities. Polymer believes that, during 2000, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, Polymer has relied upon examination of the copies of Forms 4 provided to Polymer.

                             STOCKHOLDER'S PROPOSALS

         From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2002 Annual Meeting, and who wish to have such proposals included in the Polymer's Proxy Statement for the 2002 Annual Meeting, must be certain that such proposals are received by the Polymer's Secretary at Polymer's executive offices, 2186 Mill Avenue, Brooklyn, NY 11234 not later than December 26, 2001. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2002 Annual Meeting but who do not wish to have such proposal included in the Polymer's Proxy Statement for such meeting must be certain that notice of such proposal is received by Polymer's Secretary at Polymer's executive offices not later than March 11, 2002.

                             ADDITIONAL INFORMATION

         The cost of solicitation of Proxies will be borne by Polymer. Such solicitation will be without cost to Polymer, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by Polymer.

                                 OTHER BUSINESS

       The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

Dated: Brooklyn, New York
       April 25, 2001

         UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER OF POLYMER, POLYMER WILL PROVIDE TO SUCH STOCKHOLDER A COPY OF POLYMER'S ANNUAL REPORT ON FORM 10-KSB FOR 2000, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO SECRETARY, POLYMER RESEARCH CORP. OF AMERICA, 2186 MILL AVENUE, BROOKLYN, NEW YORK 11234. THERE WILL BE NO CHARGE FOR SUCH REPORT UNLESS ONE OR MORE EXHIBITS THERETO ARE REQUESTED, IN WHICH CASE POLYMER'S REASONABLE EXPENSES OF FURNISHING SUCH EXHIBITS MAY BE CHARGED.

                                                                      Appendix A

                       POLYMER RESEARCH CORP. OF AMERICA
                            AUDIT COMMITTEE CHARTER
                         Adopted by Board of Directors
                by Unanimous Written Consent dated June 2, 2000

Organization

There shall be a committee of the Board of Directors of Polymer Research Corp. of America ("Polymer" or the "Company") to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the Management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

In compliance with the rules issued by Nasdaq, the following guidelines will be considered in determining whether a director is independent of management. A director will not be considered "independent" if, among other things, a director has:


o been employed by the Company or its affiliates in the current or past three years;

o accepted any compensation from the Company of its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

o an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and the procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the Company's accounting and reporting practices are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year, proposed review procedures for the quarterly financial statements and the review and audit procedures to be utilized, and at the conclusion thereof review each audit and quarterly review (prior to the filing of the Company's Form 10Q), including any comments or recommendations of the independent auditors.

o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.

o Review the internal review function of the Company including the independence and authority of its reporting obligations, the proposed review plans for the coming year and the coordination of such plans with the independent auditors.


o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

                       POLYMER RESEARCH CORP. OF AMERICA

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                  MAY 25, 2001

         The undersigned, a shareholder of record of POLYMER RESEARCH CORP. OF AMERICA ("Corporation") on April 24, 2001, hereby appoints Carl Horowitz and Irene Horowitz or either of them proxies with full power of substitution, to vote all shares of Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders on May 25, 2001 at 10:00 A.M. and adjournments thereof (hereby revoking any prior proxies to vote or act thereat). Said proxy is directed to vote as follows:

                  ELECTION OF DIRECTORS.

NOMINEES: Carl Horowitz, Irene Horowitz, Mohan Sanduja, Boris Jody, John M. Ryan, Alice Barton, Jaschsa Gurevitz, Terry Wolfgang.

PROXIES NOT MARKED TO WITHHOLD AUTHORITY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES WHOSE NAMES ARE NOT WRITTEN ON THE LINE BELOW.

[  ] FOR ALL NOMINEES  [  ] WITHHELD FROM ALL NOMINEES


[  ]__________________________________________
        FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IF NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR NOMINEES FOR DIRECTORS AS SET FORTH IN THE PROXY STATEMENT DATED APRIL 25, 2001. PLEASE EXECUTE THIS PROXY AND RETURN SAME IN THE SELF-ADDRESSED, STAMPED ENVELOPE.

IMPORTANT: Signatures should correspond exactly with the name(s) as they appear on the stock record books of the Corporation. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.


Signature:                 Date:
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                                               No. Shares as of April 24, 2001


Signature:                 Date:
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